AMENDMENT AND MODIFICATION
                            TO PROMISSORY NOTE


     THIS AMENDMENT AND MODIFICATION TO PROMISSORY NOTE (this "Amendment") is made as of December 1, 1997, by and between DIALYSIS CORPORATION OF AMERICA, a Florida corporation (the "Borrower"), having an address at 2337 West 76th Street, Hialeah, FL 33016, and MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY, a Maryland banking institution (the "Bank").

                                RECITALS

     Pursuant to a certain Loan Agreement (which Loan Agreement, as the same has or may at any time and from time to time be amended, restated, supplemented or otherwise modified, is herein called the "Loan Agreement") dated November 30, 1988, between the Borrower and the Bank, the Borrower obtained a loan (the "Loan") from the Bank in accordance with and subject to the provisions of the Loan Agreement. The Borrower's obligation to repay the Loan with interest is evidenced by a Promissory Note dated November 30, 1988 in the principal amount of $600,000.00 from the Borrower to the Bank (the "Note").

     The Note is secured by a Deed of Trust and Security Agreement from the Borrower to Stephen D. Palmer and William W. Duncan, Jr., trustees, for the benefit of the Bank, covering certain real property as described therein (the "Deed of Trust"). The Note is also secured by an Assignment of Rents and Leases dated November 30, 1988 by and between the Borrower and the Bank (the "Assignment of Rents and Leases").

     The Borrower has requested the Bank to delete the call provisions of the Note and to make certain other accommodations and the Bank has agreed to do so provided that, among other things, the provisions of the Note are amended and modified in accordance with the provisions of this Agreement.

                              AGREEMENTS

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the Bank and the Borrower agree as follows:

     1.  Recitals.  The Bank and the Borrower acknowledge that the above
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Recitals to this Amendment are true and correct, and agree that the same are incorporated by reference into the body of this Amendment. Unless otherwise specifically defined herein, all terms defined by the provisions of the Note or the Loan Agreement (including, without limitation, the terms "Loan Documents" and "Event of Default" shall have the same meanings ascribed to such terms by the provisions of the Note or the Loan Agreement (as the case may be) when used herein.

     2.  Unpaid Balance of Note.  The unpaid balance of the principal
         ----------------------
amount of the Note

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as of December 1, 1997 is $243,369.00.

     3.  Amendments and Modifications to Note.
         ------------------------------------

          The Note is hereby amended and modified by deleting Section 6 in its entirety.

     4.  Fees, Costs and Expenses.  The Borrower shall pay to the Bank on
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demand all costs and expenses both now and hereafter paid or incurred with respect to the preparation, negotiation, execution, administration and enforcement of this Amendment and all documents related thereto, including, without limitation, attorney's fees and expenses, recording costs, recor-dation and other taxes, appraisal fees, costs of record searches, title company premiums and costs, fees and expenses for environmental audits and survey costs.

     5.  Amendment and Modification Only.  This Amendment is only an agree-
         -------------------------------
ment amending and modifying certain provisions of the Note. All of the provisions of the Note are incorporated herein by reference and shall remain and continue in full force and effect as amended by this Amendment. The Borrower hereby ratifies and confirms all of its obligations, liabili-ties and indebtedness under the provisions of the Note as amended by this Amendment and under the provisions of the Loan Agreement. The Bank and the Borrower agree it is their intention that nothing herein shall be construed to extinguish, release or discharge or constitute, create or effect a novation of, or an agreement to extinguish, any of the obligations, in-debtedness and liabilities of the Borrower under the provisions of the Note or of the Borrower or any other party under the provisions of the other Loan Documents or any assignment or pledge to the Bank of, or any security interest or lien granted to the Bank in or on, any collateral and security for such obligations, indebtedness and liabilities.

     6.  Applicable Law, Etc.  This Amendment shall be governed by the
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laws of the State of Maryland and may be executed in any number of dupli-
cate originals or counterparts, each of such duplicate originals or counterparts shall be deemed to be an original and all taken together shall constitute one and the same instrument.

     7.  Binding Effect.  This Amendment shall be binding upon and inure to
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the benefit of the Bank and the Borrower and their respective successors and assigns.

     IN WITNESS WHEREOF, the Borrower and the Bank have executed this Amendment under their respective seals, the day and year first written above.

ATTEST:                         DIALYSIS CORPORATION OF AMERICA

                                   /s/ Daniel R. Ouzts
------------------------------  By:---------------------------- (Seal)
                  Secretary        Daniel R. Ouzts, Vice President/Finance

WITNESS:                        MERCANTILE-SAFE DEPOSIT AND TRUST
                                COMPANY

                                   /s/ Stephen D. Palmer
------------------------------  By:---------------------------- (Seal)
                                   Stephen D. Palmer, Vice President